                             LETTER OF TRANSMITTAL
                                   To Tender
               Unregistered 9 1/4% Series F Senior Notes due 2007
                      (including those in book-entry form)
                                       of
                              HOST MARRIOTT, L.P.
        Pursuant to the Exchange Offer and Prospectus dated [    ] 2000


    THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW
 YORK CITY TIME, ON [      ] 2000 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE
 OFFER IS EXTENDED BY HOST MARRIOTT, L.P.

                 The Exchange Agent for the Exchange Offer is:
                                 HSBC Bank USA

                                  Deliver to:
                         HSBC Bank USA, Exchange Agent

   By Registered or Certified Mail:           By Hand or Overnight Delivery:

              140 Broadway                              140 Broadway
                A Level                                   A Level
     New York, New York 10005-1180             New York, New York 10005-1180
     Attn: Corporate Trust Services            Attn: Corporate Trust Services


                                 By Facsimile:

                          (Eligible Institutions Only)
                                 (212) 658-2292
                               Attn: Frank Godino

                               For Information or
                           Confirmation by Telephone:
                                 (212) 658-5931

    Originals of all documents sent by facsimile should be sent promptly by registered or
           certified mail, by hand or by overnight delivery service.

   Delivery of this Letter of Transmittal to an address or transmission of instructions via facsimile other than as set forth above will not constitute a valid delivery.

   IF YOU WISH TO EXCHANGE UNREGISTERED 9 1/4% SERIES F SENIOR NOTES DUE 2007 (THE "SERIES F NOTES"), FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF REGISTERED 9 1/4% SERIES G SENIOR NOTES DUE 2007 (THE "SERIES G NOTES"), PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                          SIGNATURES MUST BE PROVIDED.
           PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE
                     COMPLETING THIS LETTER OF TRANSMITTAL

   This Letter of Transmittal is to be completed by holders of Series F senior notes either if Series F senior notes are to be forwarded herewith or if tenders of Series F senior notes are to be made by book-entry transfer to an account maintained by HSBC Bank USA (the "Exchange Agent") at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer-- Procedures for Tendering" in the Prospectus (as defined).

   Holders of Series F senior notes whose certificates for such Series F senior notes are not immediately available or who cannot deliver their certificates and all other required documents to HSBC Bank USA on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Series F senior notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

                       DESCRIPTION OF TENDERED OLD NOTES
--------------------------------------------------------------------------------

Name(s) and Address(es) of
   Registered Owner(s)                            Aggregate
  as it appears on the 9       Certificate    Principal Amount
 1/4% Senior Subordinated     Number(s) of       of Series F
      Notes due 2007         Series F senior    senior notes
(Please fill in, if blank)        notes           Tendered
-------------------------------------------------------------------

                            ---------------------------------------

                            ---------------------------------------

                            ---------------------------------------

                            ---------------------------------------

                            ---------------------------------------

                            Total Principal
                             Amount of Old
                             Notes Tendered
-------------------------------------------------------------------

   (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[_]CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution _______________________________________________

   Account Number ______________________________________________________________

   Transaction Code Number _____________________________________________________

[_]CHECK HERE AND ENCLOSE A COPY OF THE NOTICE OF GUARANTEED DELIVERY IF
   TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

   Name of Registered Holder(s) ________________________________________________

   Window Ticket Number (if any) _______________________________________________

   Date of Execution of Notice of Guaranteed Delivery __________________________

   Name of Institution which Guaranteed Delivery _______________________________

If Guaranteed Delivery is to be made By Book-Entry Transfer:

   Name of Tendering Institution _______________________________________________

   Account Number ______________________________________________________________

   Transaction Code Number _____________________________________________________

[_]CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES
   ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

[_]CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS OWN
   ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name: _______________________________________________________________________

   Address: ____________________________________________________________________

Ladies and Gentlemen:

   1 The undersigned hereby tenders to Host Marriott, L.P., a Delaware limited partnership (the "Company"), the Series F senior notes, described above pursuant to the Company's offer of $1,000 principal amount of the Series G senior notes, in exchange for each $1,000 principal amount of the Series F senior notes, upon the terms and subject to the conditions contained in the
Prospectus dated [      ] , 2000 (the "Prospectus"), receipt of which is hereby
acknowledged, and in this Letter of Transmittal (which together constitute the "Exchange Offer").

   2 The undersigned hereby represents and warrants that it has full authority to tender the Series F senior notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the tender of Series F senior notes.

   3 The undersigned understands that the tender of the Series F senior notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus.

   4 Unless the box under the heading "Special Registration Instructions" is checked, the undersigned hereby represents and warrants that;

     (i) the Series G senior notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned, whether or not the undersigned is the holder;

     (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of such Series G senior notes;

     (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Series G senior notes;

     (iv) if the undersigned is a resident of the State of California, it falls under the self-executing institutional investor exemption set forth under Section 25102(i) of the Corporate Securities Law of 1968 and Rules
  260.102.10 and 260.105.14 of the California Blue Sky Regulations;

     (v) if the undersigned is a resident of the Commonwealth of Pennsylvania, it falls under the self-executing institutional investor exemption set forth under Sections 203(c), 102(d) and (k) of the Pennsylvania Securities Act of 1972, Section 102.111 of the Pennsylvania Blue Sky Regulations and an interpretive opinion dated November 16, 1985;

     (vi) the undersigned acknowledges and agrees that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, or is participating in the Exchange Offer for the purpose of distributing the Series G senior notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Series G senior notes or interests therein acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission set forth in certain no-action letters;

     (vii) the undersigned understands that a secondary resale transaction described in clause (vi) above and any resales of Series G senior notes or interests therein obtained by such holder in exchange for Series F senior notes or interests therein originally acquired by such holder directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or
  Item 508, as applicable, of Regulation S-K of the Commission; and

     (viii) neither the holder nor any such other person is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act of 1933, as amended, of the Company.

   5 The undersigned may, if and only if unable to make all of the representations and warranties contained in Item 4 above, elect to have its Series F senior notes registered in the shelf registration described in the

Registration Rights Agreement, dated as of [ ], between the Company and the initial purchasers in the form filed as an exhibit to the Registration Statement (all terms used in this Item 5 with their initial letters capitalized, unless otherwise defined herein, shall have the meanings given them in the Registration Agreement). Such election may be made by checking the box under "Special Registration Instructions" on page 6. By making such election, the undersigned agrees, jointly and severally, as a holder of Transfer Restricted Securities participating in a shelf registration, to indemnify and hold harmless the Company, its directors and officers and each Person who controls the Company within the meaning of Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934 against any and all losses, claims, damages and liabilities whatsoever (including, without limitation, the reasonable legal and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon (1) any untrue statement or alleged untrue statement of any material fact contained in the Shelf Registration Statement or the Prospectus or in any amendment thereof or supplement thereto or (2) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the undersigned furnished to the Company in writing by or on behalf of the undersigned expressly for use therein. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Rights Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provision of the Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by reference to the Registration Rights Agreement.

   6 If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Series G senior notes. If the undersigned is a broker-dealer that will receive Series G senior notes for its own account in exchange for Series F senior notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Series G senior notes, however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act of 1933. If the undersigned is a broker-dealer and Series F senior notes held for its own account were not acquired as a result of market-making or other trading activities, such Series F senior notes cannot be exchanged pursuant to the Exchange Offer.

   7 Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

   8 Unless otherwise indicated herein under "Special Delivery Instructions," the certificates for the Series G senior notes will be issued in the name of the undersigned.

   SPECIAL DELIVERY INSTRUCTIONS           SPECIAL REGISTRATION INSTRUCTIONS
        (See Instruction 1)                           (See Item 5)

  To be completed ONLY IF the Se-           To be completed ONLY IF (1) the
 ries G senior notes are to be is-         undersigned satisfies the condi-
 sued or sent to someone other             tions set forth in Item 5 above,
 than the undersigned or to the            (2) the undersigned elects to
 undersigned at an address other           register its Series F senior
 than that provided above.                 notes in the Shelf Registration
                                           described in the Registration
 Mail [_]  Issue [_]                       Rights Agreement and (3) the un-
                                           dersigned agrees to indemnify
                                           certain entities and individuals
                                           as set forth in the Registration
                                           Rights Agreement and summarized
                                           in Item 5 above.

 (check appropriate boxes) certif-
 icates to:


 Name _____________________________
           (Please Print)                   [_] By checking this box the un-
                                           dersigned hereby (1) represents
 Address __________________________        that it is unable to make all of
                                           the representations and warran-
 __________________________________        ties set forth in Item 4 above,
         (Include Zip Code)                (2) elects to have its Series F
                                           senior notes registered pursuant
 __________________________________        to the Shelf Registration de-
                                           scribed in the Registration
                                           Rights Agreement and (3) agrees
                                           to indemnify certain entities and
                                           individuals identified in, and to
                                           the extent provided in, the Reg-
                                           istration Rights Agreement and
                                           summarized in Item 5 above.

                                   SIGNATURE

    To be completed by all exchanging noteholders. Must be signed by registered holder exactly as name appears on Series F senior notes. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

 X ___________________________________________________________________________

 X ___________________________________________________________________________
          Signature(s) of Registered Holder(s) or Authorized Signature

 Dated: ______________________________________________________________________

 Name(s): ____________________________________________________________________
                             (Please Type or Print)

 Capacity: ___________________________________________________________________

 Address: ____________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________
                              (Including Zip Code)

 Area Code and Telephone

 No.: ________________________________________________________________________

               SIGNATURE GUARANTEE (If Required by Instruction 1)

        Certain Signatures Must be Guaranteed by an Eligible Institution

 _____________________________________________________________________________
             (Name of Eligible Institution Guaranteeing Signatures)

 _____________________________________________________________________________
  (Address (including zip code) and Telephone Number (including area code) of
                                     Firm)

 _____________________________________________________________________________
                             (Authorized Signature)

 _____________________________________________________________________________
                                 (Printed Name)

 _____________________________________________________________________________
                                    (Title)

 Dated: ______________________________________________________________________


                      PLEASE READ THE INSTRUCTIONS BELOW,
                WHICH FORM A PART OF THIS LETTER OF TRANSMITTAL

                                  INSTRUCTIONS

   1. Guarantee of Signatures. Signatures on this Letter of Transmittal must be guaranteed by an eligible guarantor institution that is a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or by an "eligible guarantor institution" within the meaning of Rule l7Ad-15 promulgated under the Exchange Act of 1934 (an "Eligible Institution") unless the box entitled "Special Registration Instructions" or "Special Delivery Instructions" above has not been completed or the Series F senior notes described above are tendered for the account of an Eligible Institution.

   2. Delivery of Letter of Transmittal and Series F senior notes. The Series F senior notes, together with a properly completed and duly executed Letter of Transmittal (or copy thereof), should be mailed or delivered to the Exchange Agent at the address set forth above.

   THE METHOD OF DELIVERY OF OLD NOTES AND THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES, OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

   3. Signature on Letter of Transmittal, Bond Powers and Endorsements. If this Letter of Transmittal is signed by a person other than a registered holder of any Series F senior notes, such Series F senior notes must be endorsed or accompanied by appropriate bond powers, signed by such registered holder exactly as such registered holder's name appears on such Series F senior notes.

   If this Letter of Transmittal or any Series F senior notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

   4. Miscellaneous. All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Series F senior notes will be determined by the Company in its sole discretion, which determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all Series F senior notes not properly tendered or any Series F senior notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Series F senior notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Series F senior notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. Tenders of Series F senior notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Series F senior notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof as soon as practicable following the Expiration Date.

                               LETTER TO CLIENTS
                        REGARDING THE OFFER TO EXCHANGE
     $300,000,000 PRINCIPAL AMOUNT OF 9 1/4% SERIES G SENIOR NOTES DUE 2007
                          FOR ANY AND ALL OUTSTANDING
     $300,000,000 PRINCIPAL AMOUNT OF 9 1/4% SERIES F SENIOR NOTES DUE 2007
                                       OF
                              HOST MARRIOTT, L.P.

To Our Clients:

   We are enclosing herewith a Prospectus, dated [   ] 2000, of Host Marriott,
L.P. (the "Company") and a related Letter of Transmittal (which together constitute the "Exchange Offer") relating to the offer by the Company to exchange its new 9 1/4% Series G Senior Notes due 2007 (the "Series G senior notes"), pursuant to an offering registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 9 1/4% Senior Notes due 2007 (the "Series F senior notes") upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal.


    PLEASE NOTE THAT THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK
 CITY TIME, ON [      ] 20[  ] , UNLESS EXTENDED.

   The Exchange Offer is not conditioned upon any minimum number of Series F senior notes being tendered.

   We are the Registered Holder or DTC participant through which you hold an interest in the Series F senior notes. A tender of such Series F senior notes can be made only by us pursuant to your instructions. The Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender your beneficial ownership of Series F senior notes held by us for your account.

   We request instructions as to whether you wish to tender any or all of your Series F senior notes held by us for your account pursuant to the terms and subject to the conditions of the Exchange Offer. We also request that you confirm that we may on your behalf make the representations contained in the Letter of Transmittal that are to be made with respect to you as beneficial owner.

   Pursuant to the Letter of Transmittal, each holder of Series F senior notes must make certain representations and warranties that are set forth in the Letter of Transmittal and in the attached form that we have provided to you for your instructions regarding what action we should take in the Exchange Offer with respect to your interest in the Series F senior notes.

               LETTER TO REGISTERED HOLDERS AND DTC PARTICIPANTS

                        REGARDING THE OFFER TO EXCHANGE

     $250,000,000 PRINCIPAL AMOUNT OF 9 1/4% SERIES G SENIOR NOTES DUE 2007

                          FOR ANY AND ALL OUTSTANDING

     $250,000,000 PRINCIPAL AMOUNT OF 9 1/4% SERIES F SENIOR NOTES DUE 2007
                                       OF

                              HOST MARRIOTT, L.P.

To Registered Holders and The Depository Trust Company Participants:

   We are enclosing herewith the materials listed below relating to the offer by Host Marriott, L.P. to exchange our new 9 1/4% Series G Senior Notes due 2007, pursuant to an offering registered under the Securities Act of 1933, as amended, for a like principal amount of our issued and outstanding 9 1/4% Series F Senior Notes due 2007 upon the terms and subject to the conditions set
forth in our Prospectus, dated [    ] 2000, and the related Letter of
Transmittal (which together constitute the "Exchange Offer").

   Enclosed herewith are copies of the following documents:

     1. Prospectus dated [    ] 2000;

     2. Letter of Transmittal;

     3. Notice of Guaranteed Delivery;

     4. Instruction to Registered Holder or DTC Participant from Beneficial Owner; and

     5. Letter which may be sent to your clients for whose account you hold definitive registered notes or book-entry interests representing Series F senior notes in your name or in the name of your nominee, to accompany the instruction form referred to above, for obtaining such client's instruction with regard to the Exchange Offer.


    WE URGE YOU TO CONTACT YOUR CLIENTS PROMPTLY. PLEASE NOTE THAT THE
 EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [    ] 2000,
 UNLESS EXTENDED.

   The Exchange Offer is not conditioned upon any minimum number of Series F senior notes being tendered.

   To participate in the Exchange Offer, a beneficial holder must either (1) cause to be delivered to HSBC Bank USA (the "Exchange Agent") at the address set forth in the Letter of Transmittal Definitive Registered Notes in proper form for transfer together with a properly executed Letter of Transmittal or
(2) cause a DTC Participant to tender such holder's Series F senior notes to the Exchange Agent's account maintained at the Depository Trust Company ("DTC") for the benefit of the Exchange Agent through DTC's Automated Tender Offer Program ("ATOP"), including transmission of a computer-generated message that acknowledges and agrees to be bound by the terms of the Letter of Transmittal. By complying with DTC's ATOP procedures with respect to the Exchange Offer, the DTC Participant confirms on behalf of itself and the beneficial owners of tendered Series F senior notes all provisions of the Letter of Transmittal applicable to it and such beneficial owners as fully as if it completed, executed and returned the Letter of Transmittal to the Exchange Agent.

   Pursuant to the Letter of Transmittal, each holder of Series F senior notes will represent that: (1) the Series G senior notes or book-entry interests therein to be acquired by such holder and any beneficial owner(s) of such Series F senior notes or interests therein ("Beneficial Owner(s)") in connection with the Exchange Offer are being acquired by such holder and any Beneficial Owner(s) in the ordinary course of business of the holder and any Beneficial Owner(s), (2) the holder and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Series G senior notes, (3) if the holder or Beneficial Owner is a resident of the State of California, it falls under the self-executing institutional investor exemption set forth under Section 25102(i) of the Corporate Securities Law of 1968 and Rules 260.102.10 and 260.105.14 of the California Blue Sky Regulations, (4) if the holder or Beneficial Owner is a resident of the Commonwealth of Pennsylvania, it falls under the self-executing institutional investor exemption set forth under Sections 203(c), 102(d) and (k) of the Pennsylvania Securities Act of 1972, Section 102.111 of the Pennsylvania Blue Sky Regulations and an interpretive opinion dated November 16, 1985, (5) the holder and each Beneficial Owner acknowledge and agree that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, or is participating in the Exchange Offer for the purpose of distributing the Series G senior notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933 in connection with a secondary resale transaction of the Series G senior notes or interests therein acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters, (6) the holder and each Beneficial Owner understands that a secondary resale transaction described in clause (5) above and any resales of Series G senior notes or interests therein obtained by such holder in exchange for Series F senior notes or interests therein originally acquired by such holder directly from us should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission and (7) neither the holder nor any Beneficial Owner(s) is our "affiliate," as defined in Rule 405 under the Securities Act of 1933. Upon our request, a holder or beneficial owner will deliver to the Company a legal opinion confirming its representation made in clause (7) above. If the tendering holder of Series F senior notes is a broker-dealer (whether or not it is also an "affiliate") or any Beneficial Owner(s) that will receive Series G senior notes for its own or their account pursuant to the Exchange Offer, the tendering holder will represent on behalf of itself and the Beneficial Owner(s) that the Series F senior notes to be exchanged for the Series G senior notes were acquired as a result of market-making activities or other trading activities, and acknowledge on its own behalf and on the behalf of such Beneficial Owner(s) that it or they will deliver a prospectus meeting the requirements of the Securities Act of 1933 in connection with any resale of such Series G senior notes; however, by so acknowledging and by delivering a prospectus, such tendering holder will not be deemed to admit that it or any Beneficial Owner is an "underwriter" within the meaning of the Securities Act of 1933.

   The enclosed "Instruction to Registered Holder or DTC Participant from Beneficial Owner" form contains an authorization by the beneficial owners of Series F senior notes for you to make the foregoing representations.

   We will not pay any fee or commission to any broker or dealer or to any other persons (other than the Exchange Agent) in connection with the solicitation of tenders of Series F senior notes pursuant to the Exchange Offer. We will pay or cause to be paid any transfer taxes payable on the transfer of Series F senior notes to it, except as otherwise provided in Instruction 7 of the enclosed Letter of Transmittal.

   Additional copies of the enclosed material may be obtained from HSBC Bank USA, New York.

                                          Very truly yours,

                                          HOST MARRIOTT, L.P.

   NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU THE AGENT OF HOST MARRIOTT, L.P. OR HSBC BANK USA, NEW YORK OR AUTHORIZE YOU TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON OUR BEHALF IN CONNECTION WITH THE EXCHANGE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

              INSTRUCTION TO REGISTERED HOLDER OR DTC PARTICIPANT

                             FROM BENEFICIAL OWNER

                                      FOR

                     9 1/4% SERIES F SENIOR NOTES DUE 2007

                                       OF

                              HOST MARRIOTT, L.P.

   The undersigned hereby acknowledges receipt of the Prospectus, dated
[      ] 2000 (the "Prospectus"), of Host Marriott, L.P., a Delaware limited partnership (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal") that together constitute the Company's offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings assigned to them in the Prospectus and the Letter of Transmittal.

   This will instruct you as to the action to be taken by you relating to the Exchange Offer with respect to the 9 1/4% Series F Senior Notes due 2007 (the "Series F senior notes") held by you for the account of the undersigned.

   The principal amount of the Series F senior notes held by you for the account of the undersigned is (fill in amount):

              $        principal amount of Series F senior notes.

   With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

  [_]To TENDER the following principal amount of Series F senior notes held by you for the account of the undersigned (insert amount of Series F senior notes to be tendered, if any):

              $        principal amount of Series F senior notes.

  [_]NOT to TENDER any Series F senior notes held by you for the account of the undersigned.

   If the undersigned instructs you to tender the Series F senior notes held by you for the account of the undersigned, it is understood that you are authorized:

     (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations that (1) the 9 1/4% Series G Senior Notes due 2007 ("Series G senior notes") or book-entry interests therein to be acquired by the undersigned (the "Beneficial Owner(s)") in connection with the Exchange Offer are being acquired by the undersigned in the ordinary course of business of the undersigned, (2) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the Series G senior notes,
  (3) if the undersigned is a resident of the State of California, it falls under the self-executing institutional investor exemption set forth under
  Section 25102(i) of the Corporate Securities Law of 1968 and Rules
  260.102.10 and 260.105.14 of the California Blue Sky Regulations, (4) if the undersigned is a resident of the Commonwealth of Pennsylvania, it falls under the self-executing institutional investor exemption set forth under Sections 203(c), 102(d) and (k) of the Pennsylvania Securities Act of 1972,
  Section 102.111 of the Pennsylvania Blue Sky Regulations and an interpretive opinion dated November 16, 1985, (5) the undersigned acknowledges and agrees that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, or is participating in the Exchange Offer for the purpose of distributing the Series G senior notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Series G senior notes or interests therein acquired by such person and cannot rely on the position of the Staff of the

  Securities and Exchange Commission set forth in certain no-action letters,
  (6) the undersigned understands that a secondary resale transaction described in clause (5) above and any resales of Series G senior notes or interests therein obtained by such holder in exchange for Series F senior notes or interests therein originally acquired by such holder directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or
  Item 508, as applicable, of Regulation S-K of the Commission and (7) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. Upon a request by the Company, a holder or beneficial owner will deliver to the Company a legal opinion confirming its representation made in clause (7) above. If the undersigned is a broker-dealer (whether or not it is also an "affiliate") that will receive Series G senior notes for its own account pursuant to the Exchange Offer, the undersigned represents that the Series F senior notes to be exchanged for the Series G senior notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Series G senior notes; however, by so acknowledging and by delivering a prospectus, the undersigned does not and will not be deemed to admit that is and "underwriter" within the meaning of the Securities Act of 1933;

     (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and

     (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Series F senior notes.


                                   SIGN HERE

 Name of Beneficial Owner(s): ________________________________________________

 Signature(s): _______________________________________________________________

 Name(s) (please print): _____________________________________________________

 Address: ____________________________________________________________________
     -----------------------------------------------------------------------

 Telephone Number: ___________________________________________________________

 Taxpayer Identification or Social Security Number: __________________________

 Date: _______________________________________________________________________

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

   Guidelines for Determining the Proper Identification Number to Give the Payer.--Social Security numbers have nine digits separated by two hyphens: i.e, 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e, 00-0000000. The table below will help determine the number to give the payer.

--------------------------------------   --------------------------------------

                             Give the
                             SOCIAL SECURITY
For this type of account     Number of:
------------------------------------------------
1. An individual's account   The individual
2. Two or more individuals   The actual owner of
   (joint account)           the account or, if
                             combined funds, any
                             one of other
                             individuals(1)
3. Husband and wife (joint   The actual owner of
   account)                  the account or, if
                             joint funds, either
                             person(1)
4. Custodian account of a    The minor(2)
   minor (Uniform Gift to
   Minors Act)
5. Adult and minor (joint    The adult or, if
   account)                  the minor is the
                             only contributor,
                             the minor(1)
6. Account in the name of    The ward, minor, or
   guardian or committee     incompetent
   for a designated ward,    person(3)
   minor, or incompetent
   person
7.a.  The usual revocable    The grantor-
      savings trust account  trustee(1)
      (grantor is also
      trustee)
  b.  So-called trust        The actual owner(1)
      account that is not a
      legal or valid trust
      under State law
8. Sole proprietorship       The owner(4)
   account
------------------------------------------------
                                         -------

                            Give the EMPLOYER
                            IDENTIFICATION
For this type of account    Number of:
                                         ------
 9. A valid trust, estate,  The legal entity
    or pension trust        (Do not furnish the
                            identification
                            number of the
                            personal
                            representative or
                            trustee unless the
                            legal entity itself
                            is not designated
                            in the account
                            title.)(5)
10. Corporate account       The corporation
11. Religious, charitable,  The organization
    or educational
    organization account
12. Partnership account     The partnership
13. Association, club, or   The organization
    other tax-exempt
    organization
14. A broker or registered  The broker or
    nominee                 nominee
15. Account with the        The public entity
    Department of
    Agriculture in the
    name of a public
    entity (such as a
    State or local
    government, school
    district, or prison)
    that receives
    agricultural program
    payments

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                    Page 2
Obtaining a Number

  If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

  Payees specifically exempted from backup withholding on ALL payments including the following:
 . A corporation.
 . A financial institution.
 . An organization exempt from tax under section 501(a) of the Internal
  Revenue Code of 1986, as amended (the "Code"), or an individual retirement plan.
 . The United States or any agency or instrumentality thereof.
 . A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
 . A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
 . An international organization or any agency or instrumentality thereof.
 . A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
 . A real estate investment trust.
 . A common trust fund operated by a bank under section 584(a) of the Code.
 . An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1) of the Code.
 . An entity registered at all times under the Investment Company Act of
  1940.
 . A foreign central bank of issue.

  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
 . Payments to nonresident aliens subject to withholding under section 1441 of the Code.
 . Payments to partnerships not engaged in a trade or business in the United
  States and which have at least one nonresident partner.
 . Payments of patronage dividends where the amount renewed is not paid in money.
 . Payments made by certain foreign organizations.
 . Payments made to a nominee.

  Payments of interest not generally subject to backup withholding include the following:
 . Payments of interest on obligations issued by individuals.
  Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
 . Payments of tax-exempt interest (including exempt-interest dividends under section 852) of the code.
 . Payments described in section 6049(b)(5) of the Code to non-resident aliens
 . Payments on tax free covenant bonds under section 1451 of the Code.
 . Payments made by certain foreign organizations.
 . Payments made to a nominee.

  EXEMPT PAYEES DESCRIBED ABOVE MUST STILL COMPLETE THE SUBSTITUTE FORM W-9 ENCLOSED HEREWITH TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE SUBSTITUTE FORM W-9 WITH THE PAYER, REMEMBERING TO CERTIFY YOUR TAXPAYER IDENTIFICATION NUMBER ON PART III OF THE FORM, WRITE "EXEMPT" ON THE FACE OF THE FORM AND SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

  Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N of the Code and their regulations.

  PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties.

  (1) Penalty for Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

  (2) Civil Penalty for False Information With Respect to Withholding.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

  (3) Criminal Penalty for Falsifying Information.--Falsify- ing certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.